Exhibit 99.1

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first financial bancorp

First Financial Bancorp

Investor Presentation

September 1, 2009

FFBC
NASDAQ
GLOBAL SELECT

FIRST
first financial bancorp

Forward-Looking Statement Disclosure

This presentation should be read in conjunction with the consolidated financial statements, notes and tables in First Financial Bancorp's most recent Annual Report on Form 10-K for the year ended December 31, 2008.

Management's analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risk and uncertainties that may cause actual results to differ materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, management's ability to effectively execute its business plan; the risk that the strength of the United States economy in general and the strength of the local economies in which First Financial conducts operations continue to deteriorate, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Financial's loan portfolio, allowance for loan and lease losses and overall financial purpose; the ability of financial institutions to access sources of liquidity at a reasonable cost; the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury's TARP and the FDIC's Temporary Liquidity Guarantee Program, and the effect of such governmental actions on First Financial, its competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from participation in the Temporary Liquidity Guarantee Program or from increased payments from FDIC insurance funds as a result of depository institution failures; the effects of and changes in policies and laws of regulatory agencies, inflation, and interest rates; technology changes; mergers and acquisitions; including our ability to successfully integrate the 19 banking centers purchased from Peoples Community Bank and the 3 banking centers purchased from Irwin Union Bank and Trust Company; the effect of changes in accounting policies and practices; adverse changes in the securities and debt markets; First Financial's success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services; the cost and effects of litigation and of unexpected or adverse outcomes in such litigation; uncertainties arising from First Financial's participation in the TARP, including impacts on employee recruitment and retention and other business practices, and uncertainties concerning the potential redemption of the U.S. Treasury's preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption; and First Financial's success at managing the risks involved in the foregoing.

For further discussion these and other factors that may cause such forward-looking statements to differ materially from actual results, refer to the 2008 Form 10-K and other public documents filed with the Securities and Exchange Commission (SEC), as well as the most recent Form 10-Q filing for the quarter ended June 30, 2009. These documents are available within the investor relations section of First Financial's website at www.bankatfirst.com/investor and on the SEC's website at www.sec.gov.

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Investment Highlights

- Strong operating fundamentals have produced positive results throughout the recessionary period
  - Capital and liquidity significantly exceed amounts necessary to be classified as well-capitalized
  - Solid loan and deposit growth
  - Overall credit quality remained relatively strong throughout most of the economic downturn
    - Prolonged conditions, including higher unemployment, now affecting clients who recently were not impacted by the adverse conditions
    - Credit metrics, although higher than historical levels, remain relatively strong compared with industry and peer levels

Corporate Overview [1]
Total Assets: $3.8 billion
Total Loans: $2.9 billion
Total Deposits: $2.8 billion
1,048 FTEs
104 banking centers serving 9 regional markets in 63 communities in 3 states [2]

Trading Statistics [1]
Nasdaq: FFBC
Shares Outstanding: 51.4 million
Market Capitalization: $387.3 million
YTD-2009 Average Daily Trading Volume: 205,000 shares

- Recent strategic initiatives
  - Common stock offering of 13.8 million shares resulted in net proceeds of $98 million
  - Expanding presence in key metropolitan markets through select growth opportunities
    - Purchased 19 banking centers in key Cincinnati MSA from Peoples Community Bank in FDIC-assisted transaction
    - Purchased $145 million in loans/strategic client relationships from Irwin Union Bank and Trust Company
    - Purchased 3 banking centers in Indiana from Irwin
- Well positioned to endure the economic challenges
  - Adequate capital cushion in the event of a more severe and/or prolonged downturn
  - Managing the company with a long-term view

[1] June 30, 2009
[2] August 31, 2009

first financial bancorp

History

- First Financial Bank was founded in 1863
- 16 bank/thrift acquisitions from 1989 through 1999 resulted in multiple bank charters and brand identities
- Established Strategic (Rebuilding & Reorganization) Plan in March 2005
  - Consolidated and streamlined company to establish one charter and one brand identity
  - Restructured credit process
  - Restructured balance sheet
  - Exited non-strategic, high risk and unprofitable businesses and product lines
  - Renewed focus on expense control and efficiency
  - Upgraded infrastructure (physical, processes, technology)
  - Expanded market presence and recruited sales teams in regional metropolitan areas
  - Renewed focus on client and sales growth

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Reorganization Plan - Timeline



January 2005
September 2005 Fidelity Sale
March 2005 Strategic Plan Announced
November 2005 Mortgage Sale
November 2005 Dayton Market
February 2006 Balance Sheet Restructuring
May 2006 Branch Plan Announced
August 2006 Branch Sale/ Closures
August 2006 Problem Loan Sale
December 2006 Problem Loan Sale
May 2007 Mortgage Servicing to PHH Mortgage
November 2007 Increased Dividend
December 2007 Completed Rebuilding & Reorganization portion of Strategic Plan
December 2008 Received $80 million CPP Investment
February 2009 Cincinnati Market Expansion New Banking Center in Madeira
August 2009 Purchased 3 Banking Centers in Indiana from Irwin Union Bank & Trust
August 2009
Cincinnati Market Expansion July 2005
Charter Consolidation August 2005
Indirect Loan Sale September 2005
Capital Plan October 2005
Dutch Auction December 2005
Branding June 2006 - September 2006
Performance Improvement Plan Announced April 2006
Data Processing Conversion October 2006
Merchant Portfolio Sale October 2007
Moved to new Cincinnati Headquarters December 2007
Established Indianapolis Commercial Team August 2008
New Banking Centers Crown Point IN Kettering OH December 2008
Capital Raise Issued 13.8 million shares of FFBC common stock June 2009
Purchased 19 Peoples Banking Centers in FDIC-Assisted Transaction July 2009

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Business Units

- Retail Banking
- Commercial Banking
- Wealth Management

first financial bancorp

Corporate Goals

- Top-quartile performance for all stakeholders
- Sustained and consistent excellence
- Commitment to growth
- Effective management of all risks

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Growth Plan

- Primary focus and value creation is through organic growth in key regional markets
  - 2008 expansion included the addition of a commercial lending team in Indianapolis (IN), a new business office and banking center in Kettering (OH), and a new banking center in Crown Point (IN)
  - 2009 plans include opening additional banking centers, including further expansion within the Cincinnati metropolitan market, Northern Kentucky, Northern Ohio, South Central Indiana
- Acquisitions can advance market position and accelerate the timing of market share compared with an organic growth only strategy
  - Pricing must be disciplined and favorable compared with the longer-term organic growth only strategy
  - Ohio, Indiana and Kentucky where there is a strategic and geographic fit
  - Size and growth potential to help achieve corporate financial targets
  - Recent banking center purchases expands presence in key metropolitan markets and leverages the First Financial brand to increase market share

first financial bancorp

Business Strategy

- Client "Intimate" Strategy
  - Strategic Focus: build long-term relationships with clients by identifying and meeting their financial needs
- Target clients
  - Individuals and small / mid-size private businesses located within the regional markets we serve
- Ohio, Indiana, Kentucky
  - Serving 9 regional markets / 63 communities
  - Each market is managed by experienced, local bankers
  - Markets are supported by centralized experts
- Focus on organic growth supplemented by strategic acquisitions

Our Markets

- Northwest Indiana
- North Central Indiana
- Indianapolis - Indiana
- South Central Indiana
- Northern Ohio
- Dayton / Middletown - Ohio
- Butler / Warren County - Ohio
- Cincinnati - Ohio
- Northern Kentucky



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Market Expansion Opportunities

- Track record of profitability combined with a strong balance sheet has allowed the company to make strategic decisions and take advantage of market expansion opportunities
- Purchased 19 banking centers, approximately $538 million in deposits and approximately $436 million in loans from Peoples in FDIC-assisted transaction
  - Accelerates market expansion strategy by several years
  - 4th largest banking center network in Cincinnati MSA
  - Solidifies position in market
- Purchased approximately $145 million in select performing commercial and consumer loans and strategic client relationships on 06/30/09 from Irwin
- Purchased 3 banking centers in Indiana from Irwin, approximately $85 million in deposits and approximately $41 million in select performing commercial and consumer loans

First Financial Bank
Banking Center Network


Fort Wayne
INDIANA
OHIO
Columbus
Indianapolis
Dayton
Cincinnati
KENTUCKY

- First Financial Bank banking centers prior to Peoples and Irwin banking center purchases
- Banking centers acquired from Peoples
- Banking centers acquired from Irwin

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Highlights of Banking Center Acquisitions

- 19 banking centers from Peoples in Cincinnati MSA
  - Low-risk transaction
  - Loans purchased under loss sharing agreement with the FDIC for total loss protection of 88.5%
  - Loss sharing arrangement provides significant protection on the acquired loan and foreclosed real estate portfolio
  - In-market transaction improves operating leverage
  - Pro forma 3.46% Cincinnati MSA deposit market share compared with 2.33% [1]
  - Acquisition is compelling relative to cost and time to build 19 profitable de novo banking centers
- 3 banking centers in Indiana from Irwin
  - Moves the company into affluent and fast-growing markets in and surrounding Indianapolis metropolitan market
- Manageable transaction sizes reduce integration risk
- Adds stable funding and banking centers in key areas that will leverage the First Financial brand to increase market share
- Consistent with growth strategy of expanding presence in strategic locations in both existing and adjacent markets

[1] Based on First Financial's March 31, 2009 deposit base
Source: SNL Financial

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Deposit & Loan Composition
Peoples Community Bank

Deposits
($ in millions)



$12.8
2.4%
$33.7
6.3%
$343.5
63.8%
$148.3
27.5%
DDA
NOW
Savings
Time Deposits

- Total deposits of $538 million
- Weighted average interest rate: 3.06% (based on seller's book value)
- Ability to modify rates on CD portfolio at time of assumption

Loan Portfolio
($ in millions)



$85.3
19.5%
$44.9
10.3%
$66.8
15.3%
$22.7
5.2%
$216.8
49.7%
1 – 4 Family Residential Real Estate – Owner Occupied
Other Residential Real Estate
Commercial Real Estate
Lot Loans & Land Acquisition / Development
Other
"Other" includes church, farm, stock, commercial and personal vehicle loans, unsecured commercial and loans secured by deposit accounts

- Total loans of $436 million
- Weighted average interest rate: 5.73%
- Yield on portfolio may change based on fair value assessment
- Primarily in-market portfolio
- Loans purchased under loss sharing agreement with the FDIC

Balances and rates as of 06/30/09

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Deposit & Loan Composition
Irwin Union Bank and Trust Company

Deposits
($ in millions)



$38.0
44.9%
$21.1
25.0%
$25.5
30.1%
DDA
NOW
Savings

- Total deposits of $84.6 million
- Strong core deposit funding
- Weighted average interest rate: 0.17%
- First Financial is not assuming any
  - Out-of-market deposits

Loan Portfolio [1]
($ in millions)



$6.7
3.6%
$3.0
1.6%
$10.7
5.7%
$27.5
14.8%
$1.0
0.6%
$137.3
73.7%
Commercial & Industrial
Real Estate - Construction
Real Estate - Commercial
Real Estate - Residential
Installment
Home Equity

- Total loans of $186.2 million
- No loans 30+ days past due at time of purchase
- Weighted average interest rate: 6.27%
- Entirely in-market portfolio
- First Financial is not acquiring
  - Builder lots or land loans
  - Unsecured commercial loans
  - Construction loans
  - Unsecured consumer loans
  - Subprime loans

[1] Includes loan portfolios acquired on 06/30/09 and 08/28/09

Note: The figures listed above are based on preliminary settlement and could change upon final settlement

Balances and rates as of 08/28/09

first financial bancorp

Demographic Profile

Demographic Profile (First Financial Bancorp)						
						Deposit, Market Share and Population Data as of June 30, 2008
State	**Market**	**Number of FFBC Banking Centers (August 31, 2009)**	**Total Deposits in Market ($000)**	**FFBC Deposits in Market ($000)** [1]	**FFBC Deposit Market Share (%)**	**Projected Population Change 2008 - 2013 (%)**
OH	Butler / Warren	24	$ 4,180,986	$ 828,641	19.8%	10.3%
OH	Cincinnati	12	42,824,615	55,672	0.1%	-2.4%
OH	Dayton / Middletown	12	9,134,296	351,086	3.8%	1.0%
KY	Northern Kentucky	7	1,887,691	106,277	5.6%	19.9%
IN	North Central Indiana	14	3,997,721	294,351	7.4%	2.6%
OH	Northern Ohio	16	5,219,065	517,777	9.9%	0.0%
IN	Northwest Indiana	8	7,329,142	486,655	6.6%	2.6%
IN	South Central Indiana	10	3,691,281	144,975	3.9%	2.2%
IN	Indianapolis [2]	1	24,769,456	-	-	8.6%
Totals		**104**	**$ 103,034,252**	**$ 2,785,434**	**2.7%**	

[1] Does not include the deposits assumed from the recently purchased Peoples and Irwin banking centers

[2] First Financial entered the Indianapolis market with the opening of a commercial lending office in August 2008

Source: SNL Financial & FDIC
Note: FDIC deposit data updated once per year in June; data available in October

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Retail Banking

- Strategic Focus
  - Deposits
  - Select consumer lending activities
- 104 banking centers serving 9 regional markets in 63 communities in Ohio, Kentucky and Indiana
- Managed locally by experienced bankers
- Supported centrally



FIRST



Smart.
Strong.
Committed to your success.
FIRST

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Commercial Banking

- Strategic Focus
  - Small / mid-size private businesses located within our regional markets
  - Commercial & Industrial
  - Commercial Real Estate
  - Deposits / Cash Management
- Sales Force
  - 9 Market Presidents
  - 50 Commercial Lenders
  - 11 Treasury Management Representatives

Wealth Management

- First Financial Wealth Resource Group
  - Trust
  - Brokerage
  - Investment Advisor
  - Life Insurance
- Strategic Focus
  - Maintain existing client base
  - Increase share of wallet of existing client base
  - Integration with retail and commercial banking clients

Credit Management System Market-Based


Centralized
Market Level
First Financial Bancorp / Bank CEO
Chief Credit Officer
Executive Vice President Markets
Regional Credit Officers
Central Documentation/ Filing
Market Presidents
Commercial Real Estate Specialist
Special Assets Collections
Commercial Lenders
Government Lending Specialist
Sr. Portfolio Credit Analyst
Credit Analysts
Small Business Banking
Loan Participation & Credit Analysis
Administrative Assistants

first financial bancorp

Credit Quality
June 30, 2009

- Credit quality trends remained relatively stable and within expected range throughout most of economic downturn
  - Reflecting discipline of originating loans within existing footprint, strong underwriting policies, and proactive management of resolution strategies for problem credits
- Credit quality experiencing some stress but remains relatively strong
  - Provision expense exceeded net charge-offs by 27% and increased $6.1 million over first quarter 2009
  - Significantly increased provision expense in fourth quarter 2008 and again in second quarter 2009 in response to a higher level of net charge-offs and continued deterioration in economic conditions
  - Recorded 3 significant charge-offs totaling $5.1 million or 75 basis points of average loans and leases
  - Net charge-offs increased $4.5 million / Nonperforming loans increased $12.9 million [1]
  - Seeing some stability in the level of loans 30 to 89 days past due
- Expecting credit quality to remain challenging throughout 2009 for the entire industry
  - Credit costs may remain volatile over the next several quarters and may continue to impact results

Credit Quality Trends

	Quarter					Year		
	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	2008	2007	2006 [2]
Net Charge-Off Ratio	1.19%	0.55%	0.73%	0.36%	0.40%	0.47%	0.24%	0.48%
Nonperforming Loans / Loans	1.31%	0.91%	0.68%	0.53%	0.57%	0.68%	0.56%	0.44%
Reserve Ratio	1.34%	1.33%	1.34%	1.14%	1.11%	1.34%	1.12%	1.10%
Reserves / Nonperforming Loans	102.3%	146.4%	197.3%	216.2%	192.5%	197.3%	197.9%	252.8%

[1] Second quarter 2009 compared with first quarter 2009
[2] Net of loan sale

first financial bancorp

Credit Quality

Net Charge-offs to Average Loans & Leases



Peer Group I (size)
Peer Group II (geography)
FFBC
0.10%
0.22%
0.22%
0.16%
0.24%
0.23%
0.19%
0.38%
0.23%
0.28%
0.36%
0.26%
0.28%
0.37%
0.40%
0.33%
0.46%
0.40%
0.47%
0.60%
0.36%
0.89%
0.65%
0.73%
0.74%
0.85%
0.55%
1.24%
1.19%
1.19%
0.55%
0.20%
0.44%
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09 [1]

Peer Group I is comprised of approximately 99 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion
Peer Group II is comprised of 30 bank holding companies conducting business primarily in Ohio, Kentucky and Indiana
Source: Peer Group median data obtained from SNL Financial

[1] Includes higher charge-offs related to two separate and unrelated floor plan relationships (55 basis points) and one commercial real estate construction relationship (20 basis points)

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Credit Quality

Allowance for Loans & Leases to Nonperforming Loans


Peer Group I (size)
Peer Group II (geography)
FFBC
260%
141%
241%
222%
151%
187%
209%
155%
212%
162%
136%
198%
152%
100%
195%
101%
80%
193%
90%
79%
216%
90%
76%
197%
72%
70%
146%
66%
68%
102%
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09

Peer Group I is comprised of approximately 99 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion
Peer Group II is comprised of 30 bank holding companies conducting business primarily in Ohio, Kentucky and Indiana; 2Q-09 data includes data from 27 companies
Source: Peer Group median data obtained from SNL Financial

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first financial bancorp

Credit Quality

Nonperforming Loans to Total Loans



Peer Group I (size)
Peer Group II (geography)
FFBC
0.43%
0.83%
0.45%
0.49%
0.76%
0.59%
0.56%
0.70%
0.53%
0.65%
0.91%
0.56%
0.81%
1.19%
0.58%
1.12%
1.46%
0.57%
1.46%
2.04%
0.53%
1.62%
2.31%
0.68%
2.21%
2.65%
0.91%
2.84%
3.42%
1.31%
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09

Peer Group I is comprised of approximately 99 bank holding companies located throughout the United States with total asset size ranging from $3 - $10 billion

Peer Group II is comprised of 30 bank holding companies conducting business primarily in Ohio, Kentucky and Indiana; 2Q-09 data includes data from 27 companies

Source: Peer Group median data obtained from SNL Financial

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Capital

- Excess consolidated capital of $246.6 million over regulatory minimum required level
- Based on "well-capitalized" requirements, can support bank-level asset growth up to $448 million
- Announced dividend reduction to common shareholders in January 2009
  - Further improved already strong capital levels
  - Preserved approximately $5.3 million in common equity year-to-date 2009
  - Positions the company to weather the economic challenges while still taking advantage of select growth opportunities
  - Long-term targeted dividend payout range is between 40% and 60% of earnings available to common shareholders
- Committed to maintaining a strong capital base
  - Will continue to take steps to ensure capital position remains sound throughout this period of economic uncertainty
- Capital levels will remain well in excess of regulatory minimums after the completion of both banking center transactions

Ratio	2Q-09	Target	Regulatory "well-capitalized" minimum
EOP Tangible Equity / EOP Tangible Assets	11.14%	6.75% - 7.25%	N/A
EOP Tangible Common Equity / EOP Tangible Common Assets	9.06%	N/A	N/A
Leverage Ratio	12.02%	8.00% - 8.50%	5%
Total Risk-Based Capital Ratio	16.02%	11.50% - 12.00%	10%

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Capital Raise

- Common Share Offering
  - Completed a public offering of 13.8 million shares at $7.50 per share
  - Net proceeds of approximately $98 million after deducting underwriting discounts, commissions and estimated offering expenses
  - Additional shares issued during the second quarter of 2009 had a minimal impact on earnings per diluted common share
  - Positively impacted already strong capital levels
- Net proceeds from the offering will support
  - Organic growth in key markets
  - Acquisitions and other business combinations and strategic opportunities, including the recent Peoples and Irwin banking center purchases

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Participation in the U.S. Treasury Capital Purchase Program

- Issued and sold to Treasury 80,000 shares of Series A Senior Preferred Stock for an aggregate purchase price of $80 million [1]
  - Liquidation preference of $1,000 per share
  - Warrant to purchase up to 930,233 common shares, without par value at an initial exercise price of $12.90 per share, subject to certain anti-dilution and other adjustments
- Asked to participate by banking regulators
  - Additional capital further strengthened already strong capital levels
- Quarterly dividend payments
  - Paid $2.6 million year-to-date (February, May, August)
- Due to the shifting political landscape, the real benefits of participating in the program may have been altered
  - Changes that have been enacted to-date have not significantly impaired either our business model or our ability to execute our core business strategy
  - Board of directors continues to evaluate capital plan and structure
    - Including the merits of continued participation in the program after having successfully raised $98 million in common equity
    - Will consider any redemption, including partial redemption, when prudent

[1] December 23, 2008

first financial bancorp

CPP Investment Portfolio
June 30, 2009

- Established CPP Investment Portfolio with proceeds received from Treasury
  - Totaled approximately $60 million at June 30, 2009, compared with $225 million at March 31, 2009, and $122 million at December 31, 2008
  - Earnings from the CPP Investment Portfolio in the first and second quarters of 2009 had a positive effect on net interest income and exceeded quarterly dividends paid to Treasury on its investment in the preferred shares
- Executed a strategy to restructure the CPP Investment Portfolio to fund the $145 million loan purchase from Irwin
  - Sold approximately $149 million in securities from the CPP Investment Portfolio resulting in an aggregate pre-tax gain of $3.3 million
  - Irwin loan purchase provided opportunity to accelerate redeployment strategy of shifting from investment securities into loans

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Financial Information

first financial bancorp

Second Quarter 2009 Results

- Reported net income of $0.5 million or $0.01 per diluted common share
- Second quarter 2009 results were impacted by:
  - $6.1 million increase in provision expense and a higher level of net charge-offs
  - Elevated FDIC deposit insurance expense of $3.4 million, including a $1.7 million special assessment
  - $3.3 million gain on the sale of investment securities from CPP Investment Portfolio
  - $0.4 million of acquisition-related expenses
- Net interest income increased $2.8 million from 2Q-08 and $0.3 million from 1Q-09
- Net interest margin remained stable on a linked quarter basis
- Most fee income components of noninterest income continue to be impacted by declining economic conditions and their impact on consumer spending
  - Service charges on deposit accounts realized some improvement from 1Q-09, and declines in total trust and wealth management fees were not as severe as in recent quarters
- Noninterest expenses were relatively flat, excluding higher FDIC premiums and special assessment
- Solid loan and deposit growth
- Continued strong capital and liquidity levels

Summary of Items Impacting Earnings Per Diluted Common Share

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- The following table presents earnings excluding significant items impacting performance [1]

($ in thousands, excluding per share data)

	2009			2008					2007				
	Year-to-Date	2Q	1Q	Full-Year	4Q	3Q	2Q	1Q	Full-Year	4Q	3Q	2Q	1Q
Gain (Loss) on FHLMC shares[1]	$ 123	$ 112	$ 11	$ (3,738)	$ (137)	$ (3,400)	$ (221)	$ 20	$ -	$ -	$ -	$ -	$ -
Increase in Loan Loss Reserve & Higher Charge-offs	-	-	-	(7,539)	(7,539)	-	-	-	-	-	-	-	-
Higher Charge-offs Related to Floor Plan Relationships	(3,752)	(3,752)	-	-	-	-	-	-	-	-	-	-	-
Gain on Sale of Property & Casualty Portion of Insurance Business	574	-	574	-	-	-	-	-	-	-	-	-	-
Gains on Sales of Investment Securities (CPP 2009; VISA 2008; MasterCard 2007)	3,349	3,349	-	1,595	-	-	-	1,585	367	-	367	-	-
Gain on Sale of Merchant Payment Processing Portfolio	-	-	-	-	-	-	-	-	5,501	5,501	-	-	-
Gain on Sale of Mortgage Servicing Rights	-	-	-	-	-	-	-	-	1,061	-	-	-	1,061
FDIC Special Assessment	(1,737)	(1,737)	-	-	-	-	-	-	-	-	-	-	-
FDIC Expense - Other	(1,969)	(1,687)	(282)	(521)	(158)	(115)	(121)	(127)	(330)	(81)	(81)	(82)	(86)
Acquisition-related Expenses	(426)	(426)	-	-	-	-	-	-	-	-	-	-	-
Severance Costs Related to Sale of Property & Casualty Insurance Business	(232)	-	(232)	-	-	-	-	-	-	-	-	-	-
Pension Settlement Charges	-	-	-	-	-	-	-	-	(2,222)	(2,222)	-	-	-
Liability for Retiree Medical Benefits	-	-	-	1,285	-	-	1,285	-	-	-	-	-	-
Visa Member Litigation Charges	-	-	-	-	-	-	-	-	(461)	(461)	-	-	-
Impact to Pre-Tax Net Income	$ (4,070)	$ (4,141)	$ 71	$ (8,928)	$ (7,834)	$ (3,515)	$ 943	$ 1,478	$ 3,916	$ 2,737	$ 286	$ (82)	$ 975
After-Tax Impact to Earnings Per Diluted Share	$ (0.06)	$ (0.07)	$ 0.00	$ (0.15)	$ (0.14)	$ (0.06)	$ 0.02	$ 0.03	$ 0.07	$ 0.05	$ 0.00	$ (0.00)	$ 0.02

[1] Gain (Loss) related to the company's investment in 200,000 Federal Home Loan Mortgage Corporation (FHLMC) perpetual preferred series V shares

[1] The company believes that excluding these items presents a more representative comparison of operational performance for each period without the volatility of credit quality that is typically present in times of economic stress, as well as other significant items not related to the company's core business

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Earnings Per Diluted Common Share



$0.22
$0.20
$0.21 $0.21
$0.22
$0.21
$0.29
$0.24
$0.20
$0.17
$0.21
$0.23
$0.15
$0.21
$0.06
$0.19
$0.14 $0.14
$0.01
$0.08
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09
GAAP Earnings Per Share
Earnings Per Share 1

[1] Reflects the impact of certain non-recurring items. A reconciliation presenting a summary of items impacting earnings per share is on page 29

FIRST

first financial bancorp

Pre-Tax, Pre-Provision Income Excluding Significant Items

- The following table presents pre-tax, pre-provision income excluding significant items [1]

	($ in thousands)				
	Quarter			Year-to-Date	
	2Q-09	1Q-09	2Q-08	June 30, 2009	June 30, 2008
Pre-Tax Income	$ 2,152	$ 8,768	$ 11,700	$ 10,920	$ 22,581
Excluding Provision Expense	10,358	4,259	2,493	14,617	5,716
Pre-Tax, Pre-Provision Income	$ 12,510	$ 13,027	$ 14,193	$ 25,537	$ 28,297
Significant Items [2]	1,298	353	1,064	1,651	2,669
Pre-Tax, Pre-Provision Income, excluding Significant Items	$ 11,212	$ 12,674	$ 13,129	$ 23,886	$ 25,628

[2] Includes significant items summarized on page 29, with the exception of FDIC Expense - Other and provision-related items

[1] The company believes that excluding these items presents a more representative comparison of operational performance for each period without the volatility of credit quality that is typically present in times of economic stress, as well as other significant items not related to the company's core business

fIRST
first financial bancorp

Net Interest Margin


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.12%
3.97%
3.88%
3.79%
3.78%
3.72%
3.68%
3.67%
3.61%
3.60%
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09
Earning Asset Yield
Liability Cost
Net Interest Margin
Fed Funds Target Rate [1]

[1] Represents the Fed Funds Target Rate at the end of the quarter

first financial bancorp

Loan Composition
June 30, 2009

Total Loans: $2,893 million



12%
4%
11%
43%
30%
Commercial Real Estate
Commercial & Industrial
HELOC
Residential Real Estate
Installment & Other
5%
4%
50%
41%
Owner Occupied
Single Issuer Loan Participations
Acquisition & Land Development
Non-Owner Occupied
4%
96%
All Other
Shared National Credits

Includes $145 million in loans purchased on 06/30/09 from Irwin

fIRST
first financial bancorp

Earning Assets & Loan Composition

Average Earning Assets


Yield
6.6%
6.9%
5.9%
4.9%
14%
17%
24%
45%
12%
15%
20%
53%
14%
13%
16%
57%
22%
12%
10%
56%
FY-2006
FY-2007
FY-2008
YTD-2009
Commercial Loans & Leases
Residential Mortgages
Consumer Loans
Investments

End of Period Loan Portfolio Composition


Average Annual Yield
8.0%
6.5%
5.5%
6.7%
8.0%
9%
9%
26%
29%
27%
8.2%
7.9%
5.6%
7.1%
7.9%
10%
6%
21%
33%
30%
5.7%
7.8%
5.6%
6.1%
5.7%
11%
5%
14%
40%
30%
3.9%
7.6%
5.5%
5.1%
4.4%
11%
4%
12%
43%
30%
2006
2007
2008
YTD-2009[1]
Commercial
Commercial RE
Residential Mortgages
Installment
Home Equity

YTD-2009 = January 1, 2009 – June 30, 2009

Yield presented is not tax-equivalent

[1] Includes $145 million in loans purchased on 06/30/09 from Irwin

fiRST
first financial bancorp

Loan Strategy



Average Total Loans
($ in millions)
$2,593
$2,645
$2,708
$2,689
$2,712
$2,738
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09



Average Commercial Loans
($ in millions)
$1,652
$1,731
$1,809
$1,861
$1,927
$1,971
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09



Average Consumer Loans
($ in millions)
$941
$914
$898
$828
$785
$767
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09

- Second quarter 2009 average total loans increased $26.1 million or 3.9% from first quarter 2009
  - Driven primarily by 9.2% growth in commercial lending portfolios
- Overall declines in the average consumer lending portfolios are a result of the company's strategy to de-emphasize certain consumer-based lending activities

Linked-quarter percentage growth is annualized

first financial bancorp

Loan Portfolio Strategy

Growth Since 2005 [1]



Indirect Installments
(91%)
Residential Mortgages
(56%)
Commercial Lending
62%
(450,000)
(350,000)
(250,000)
(150,000)
(50,000)
50,000
150,000
250,000
350,000
450,000
550,000
650,000
750,000
850,000
($000s)

Gross loan CAGR = 2.3% due to planned runoff in indirect loans and residential mortgages

[1] December 31, 2005 through June 30, 2009

first

first financial bancorp

Investment Portfolio

June 30, 2009

- On-going review of various strategies to increase the size of the investment portfolio and its absolute level of earnings, while balancing capital and liquidity targets
  - Represents approximately 14.8% of total assets
  - Portfolio selection criteria avoids securities backed by sub-prime assets and those with geographic considerations

Investment Portfolio Summary

($ in thousands, excluding book price and market value)

	% of Total	Book Value	Book Yield	Book Price	June 30, 2009 Market Value	Base Gain/ (Loss)
Agencies	7.3%	$ 41,145	5.31	99.79	102.69	$ 1,162
CMOs (Agency)	11.8%	65,879	4.71	100.44	103.50	1,950
CMOs (Private)	0.0%	77	1.60	100.00	97.94	(2)
MBSs (Agency)	69.8%	391,667	4.72	100.94	103.24	8,709
Agency Preferred	0.0%	184	-	0.92	0.92	-
Subtotal	88.9%	$ 498,952	4.76	100.74	102.18	$ 11,819
Municipal	5.4%	$ 30,085	7.16	99.12	100.36	$ 376
Other [1]	5.7%	31,839	4.47	101.17	100.90	(87)
Subtotal	11.1%	$ 61,924	5.78	100.18	100.64	$ 289
Total Investment Portfolio	**100.0%**	**$ 560,876**	**4.87**	**100.68**	**102.03**	**$ 12,108**

Net Unrealized Gain/(Loss)	$ 12,108
Aggregate Gains	$ 13,072
Aggregate Losses	$ (964)
Net Unrealized Gain/(Loss) % of Book Value	2.16%

[1] Other includes $28.0 million of regulatory stock

fIRST
first financial bancorp

Investment Portfolio
June 30, 2009

Sector Allocation


MBSs (Agency)
70%
CMOs (Private)
0%
CMOs (Agency)
12%
Agencies
7%
Other *
6%
Municipal
5%
Agency
Preferred
0.0%

Credit Quality


Investment Grade
96%
Not Rated
3%
Non-Investment
Grade
0%
Other Investment
Grade
1%

* Other includes regulatory stock

Investment Grade = A-rated securities
Other Investment Grade = B-rated securities

FIRST
first financial bancorp

Liability Mix & Deposit Composition

Average Liability Mix


Yield
3.0%
3.4%
2.5%
1.6%
7%
40%
40%
13%
6%
41%
40%
13%
10%
38%
39%
13%
12%
35%
40%
13%
FY-2006
FY-2007
FY-2008
YTD-2009
Noninterest-Bearing Deposits*
Interest-Bearing Deposits
Time Deposits
Borrowed Funds

End of Period Deposit Portfolio Composition


Average Annual Yield
3.9%
1.8%
0.0%
42%
43%
15%
4.5%
2.0%
0.0%
42%
42%
16%
4.0%
0.8%
0.0%
41%
44%
15%
3.0%
0.2%
0.0%
40%
45%
15%
2006
2007
2008
YTD-2009
Noninterest-Bearing Deposits*
Interest-Bearing Deposits
Time Deposits

* Not included in yield calculation

YTD-2009 = January 1, 2009 – June 30, 2009

Deposit Strategy

first financial bancorp



Average Total Deposits
($ in millions)
$2,832
$2,795
$2,783
$2,780
$2,822
$2,833
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09



Average Transaction & Savings Deposits
($ in millions)
$1,613
$1,602
$1,624
$1,628
$1,680
$1,701
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09



Average Time Deposits
($ in millions)
$1,219
$1,193
$1,158
$1,152
$1,142
$1,132
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09

- Second quarter 2009 average total deposits increased $11.5 million or 1.6% from first quarter 2009
  - Driven primarily by 5.2% growth in transaction and savings deposits
  - Growth assisted by deposit-pricing strategies and other initiatives implemented over the past several quarters in an effort to grow and retain more low-cost, transaction-based retail and commercial deposits
- Year-over-year declines in average time deposits are attributable to the runoff of time deposits resulting from disciplined pricing and the company's strategy to generate lower-cost transaction-based retail and commercial deposit accounts
- Disciplined pricing strategies are employed for all deposit types
- Retail sales process measures results of client contacts, calling efforts, product sales and service metrics

Linked-quarter percentage growth is annualized

fIRST
first financial bancorp

Noninterest Income



13%
25%
17%
10%
3%
32%

Year-to-Date 2009
Total Noninterest Income = $26.1 million

- Trust & Investment Advisory Fees - $6.5 million
- Service Charges on Deposits - $8.4 million
- Gain on Mortgage Loan Sales - $0.8 million
- Bankcard Income - $2.7 million
- Other Misc. Income - $4.4 million
- Gains on Sales of Investment Securities - $3.3 million



Service Charges on Deposits
($ in millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1Q-07 2Q-07 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 4Q-08 1Q-09 2Q-09



Trust & Investment Advisory Fees
($ in millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1Q-07 2Q-07 3Q-07 4Q-07 1Q-08 2Q-08 3Q-08 4Q-08 1Q-09 2Q-09

YTD-2009 = January 1, 2009 – June 30, 2009

first financial bancorp

Efficiency

Efficiency Ratio



80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
Long-Term Target = 55% to 60%
FY-2004
FY-2005
FY-2006
FY-2007
FY-2008
YTD-2009

YTD-2009 = January 1, 2009 – June 30, 2009

FIRST
first financial bancorp

Staffing Level


Full-Time Equivalent Personnel
1,400
1,200
1,000
800
600
400
200
0
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09

first financial bancorp

Leadership

first financial bancorp

Leadership

Claude E. Davis
President & Chief Executive Officer
Claude E. Davis joined First Financial in 2004 as President, Chief Executive Officer, and a member of the Board of Directors. Mr. Davis also serves as Chairman of the Board of Directors of First Financial Bank. Prior to joining the company, he served as Senior Vice President at Irwin Financial Corporation, and Chairman of Irwin Union Bank and Trust, the company's lead bank, positions he held since 2003. Earlier in his career, he served as President of Irwin Union Bank and Trust for seven years. Mr. Davis began his career as a Certified Public Accountant with the public accounting firm Coopers & Lybrand.

C. Douglas Lefferson
Executive Vice President & Chief Operating Officer
C. Douglas Lefferson has spent his entire career in various positions within First Financial Bancorp and First Financial Bank, and was appointed to his current position in 2005. Prior to his current appointment, Mr. Lefferson served as Chief Financial Officer from 2002 through 2005.

J. Franklin Hall
Executive Vice President & Chief Financial Officer
J. Franklin Hall joined First Financial in 1999 and was appointed to his current position in 2005. Prior to joining the company, he was with Firstar Bank (currently US Bancorp). He is a Certified Public Accountant (inactive), and began his career with the public accounting firm Ernst & Young, LLP. Mr. Hall also serves as President of the First Financial Bancorp subsidiary First Financial Capital Advisors, LLC, and is President of the company's proprietary mutual fund family, First Funds.

Samuel J. Munafo
Executive Vice President, Banking Markets
Samuel J. Munafo has spent his entire career in various positions within First Financial Bancorp and First Financial Bank. Prior to his current appointment, Mr. Munafo served as President of First Financial Bank (2005 – 2006), and President and Chief Executive Officer for several First Financial affiliates, including Community First Bank & Trust (2001 - 2005), Indiana Lawrence Bank (1998 – 2001), and Clyde Savings Bank (1994 – 1998). He began his career with the company as a management trainee and has served the company in a number of areas, including operations, retail, commercial lending, credit cards and security.

Leadership

Richard Barbercheck
Senior Vice President & Chief Credit Officer
Richard Barbercheck joined First Financial in 2005 as Senior Vice President and Chief Risk Officer, and was appointed to his current position in 2006. Mr. Barbercheck is responsible for the administration of the bank's lending portfolios as well as oversight of the company's credit policies and loan underwriting processes. Prior to joining the company, he oversaw the Credit Risk Evaluation Group at Irwin Financial Corporation (Columbus, Indiana). Earlier in his career he served at several banks in executive-level positions located in Southeastern Indiana, including Veedersburg State Bank (1989 – 1993), National City Bank (1993 - 1998), and Irwin Union Bank (19998- 2005). Mr. Barbercheck has a total of 27 years of banking experience, with a predominance of experience in the commercial lending and credit administration areas.

Michael Cassani
Senior Vice President, Wealth Resource Group
Michael Cassani joined First Financial in 2007 as Senior Vice President and Chief Administrative Officer to oversee the company's Wealth Resource Group. Prior to joining the company, Mr. Cassani served as President of Fund Project Services, Inc., a financial project management and consulting firm he co-founded in 1998. Earlier in his career, he served as Mutual Funds Product Manager at Fifth Third Bank, and as Institutional Investment Officer at Roulston and Company. Prior to those appointments, Mr. Cassani served as an Investment Representative for two separate companies located within the Chicago area.

Gregory A. Gehlmann
Senior Vice President, General Counsel
Gregory A. Gehlmann joined First Financial in 2005 as Senior Vice President and General Counsel. Mr. Gehlmann also served as Chief Risk Officer for the company (2006 – 2008). Prior to joining the company, he practiced law for 16 years in Washington, D.C. Mr. Gehlmann served as partner/counsel at Manatt, Phelps & Phillips, LLP (Washington, D.C.), where he was counsel to public and private companies, as well as investors, underwriters, directors, officers, and principals regarding corporate securities, banking, and general business and transactional matters.

Leadership

John Sabath
Senior Vice President & Chief Risk Officer
John Sabath joined First Financial in 2005 as Regulatory Risk Manager. Mr. Sabbath was then promoted to Senior Risk Officer and First Vice President, and assumed his current position in 2008. He is responsible for management of the company's risk management function which includes commercial and retail credit, compliance, operational, market, strategic and reputation risk. Prior to joining the company, he was in the Enterprise Risk Group at Fifth Third Bank. Earlier in his career, Mr. Sabbath held positions at the Federal Reserve Bank of Cleveland, National City Bank and Star Bank (currently US Bancorp).

Jill A. Stanton
Senior Vice President, Retail & Small Business Lending Manager
Jill Stanton joined First Financial in 2008. Ms. Stanton has responsibility for product line management for first mortgage loans, consumer lending and small business lending. Prior to joining the company, she served as Senior Vice President for Irwin Union Bank where she was responsible for mortgage, consumer lending, business banking, commercial credit analysis, credit administration and loan operations in their commercial banking business. Ms. Stanton has over 20 years of experience within the financial services industry.

Anthony M. Stollings
Senior Vice President & Chief Accounting Officer
Tony Stollings joined First Financial in 2006. Mr. Stollings oversees the company's corporate accounting, tax and regulatory reporting, including Securities and Exchange Commission (SEC) filings. Prior to joining the company, he served as Chief Accounting Officer and Controller at Provident Financial Group, Inc. (Cincinnati OH). He spent 13 years at Provident and has more than 30 years experience within the financial services industry.

Jill L. Wyman
Senior Vice President, Retail Banking Sales & Deposit Manager
Jill Wyman joined First Financial in 2003 as Vice President and Sales Director. In her current position, Ms. Wyman has responsibility for leading the retail sales process, growing retail deposits, and enhancing the sales culture throughout the company's three-state banking center network. She is also responsible for market services and corporate marketing. Prior to joining the company, she spent 19 years in retail where she served as general manager at Lazarus, a division of Federated Department Stores (currently Macy's). Ms. Wyman began her career as a management trainee at Federated/Macy's and progressed to sales manager, group sales manager, assistant general manager and regional merchandise manager.

fIRST

first financial bancorp

About First Financial Bancorp

First Financial Bancorp is a Cincinnati, Ohio based bank holding company with $3.8 billion in assets. Its banking subsidiary, First Financial Bank, N.A., founded in 1863, provides retail and commercial banking products and services, and investment and insurance products at 104 banking centers located in Ohio, Kentucky and Indiana. The bank's wealth management division, First Financial Wealth Resource Group, provides investment management, traditional trust, brokerage, private banking, and insurance services, and has approximately $1.7 billion in assets under management. Additional information about the company, including its products, services, and banking locations, is available at www.bankatfirst.com.

FFBC NASDAQ GLOBAL SELECT

Financial data at June 30, 2009
Banking Centers at August 31, 2009

FIRST

first financial bancorp

Another step on the path to success

FFBC
NASDAQ
GLOBAL SELECT